                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

                           American Express Company
              --------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   -----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

     5) Total fee paid:
     ___________________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     ___________________________________________________________________________

     2) Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________

     3) Filing Party:
     ___________________________________________________________________________

     4) Date Filed:
     ___________________________________________________________________________

The following has been communicated to shareholders of American Express Company on or about March 15, 2004:
--------------------------------------------------------------------------------
                                AMERICAN EXPRESS
                                TELEPHONE VOTING
                          FOR NON-EMPLOYEE SHAREHOLDERS
--------------------------------------------------------------------------------

[Telephone 1-866-894-0538]

SPEECH 1:     Welcome.

              Please enter the control number located in the lower right hand corner of the Proxy Card.

              [If shareholder inserts an incorrect number then the following:
              "That was an invalid entry. Please enter the control number located in the lower right hand corner of the Proxy Card."]

SPEECH 2:     To vote as the AMERICAN EXPRESS board recommends on all items
              PRESS 1 now. To vote on each item separately PRESS 0 now.

SPEECH 2A:    You have voted as the board recommended. If this is correct,
              PRESS 1. If incorrect PRESS 0.

SPEECH 3:     ITEM 1
              To vote FOR ALL nominees, PRESS 1. To WITHHOLD from ALL NOMINEES
              PRESS 9.
              To WITHHOLD from an INDIVIDUAL NOMINEE PRESS 0. Make your selection now.

SPEECH 4:     Enter the two-digit number that appears next to the NOMINEE you do NOT WISH to vote for.

SPEECH 5:     PRESS 1 to WITHHOLD from another NOMINEE or PRESS 0 if you have completed voting on Directors.

SPEECH 6:     ITEM 2
              To vote
              FOR, PRESS 1
              AGAINST, PRESS 9
              ABSTAIN, PRESS 0

SPEECH 7:     ITEM 3
              To vote
              FOR, PRESS 1
              AGAINST, PRESS 9
              ABSTAIN, PRESS 0

SPEECH 8:     ITEM 4
              To vote
              FOR, PRESS 1
              AGAINST, PRESS 9
              ABSTAIN, PRESS 0

SPEECH 9A:    Your votes have been cast as follows:

              ITEM 1
              FOR ALL or WITHHOLD ALL or FOR ALL EXCEPT #

              ITEM 2
              FOR, AGAINST, ABSTAIN

              ITEM 3
              FOR, AGAINST, ABSTAIN

              ITEM 4
              FOR, AGAINST, ABSTAIN

              If this is correct, PRESS 1. If incorrect, PRESS 0.

CLOSING B: ** Your votes have been canceled. Please call again, or mark, sign, date and return your proxy card in the envelope provided. Goodbye.

SPEECH 10: *** If you wish to access future Annual Reports and Proxy Statements via the Internet and discontinue receiving these documents by mail, please grant your consent by pressing 1.
              If not press 0.

SPEECH 10A: If you have received more than one Proxy Card, you must vote each card separately. If you would like to vote another proxy, PRESS 1 now. To end this call PRESS 0 now.

SPEECH 11   Thank you for voting

** Closing B - if shareholder indicates their vote was incorrect.
*** Optional to save future production and postage costs, or to obtain attendance information.
Error message: Please call again, or mark, sign, date and return your proxy in the envelope provided. Goodbye.

The following has been communicated to shareholders of American Express Company on or about March 15, 2004:
--------------------------------------------------------------------------------
                          INTERNET VOTING INSTRUCTIONS
                          FOR NON-EMPLOYEE SHAREHOLDERS
--------------------------------------------------------------------------------

[http://www.proxyvoting.com/axp]

[Page 1]
--------------------------------------------------------------------------------
[Logo of American Express /R/]
--------------------------------------------------------------------------------

                                 Welcome to the
                            American Express Company
                             2004 Proxy Voting Site

        Internet voting is available through 4pm Eastern Time on Tuesday,
          April 20, 2004 for shares held in employee plans and through
        4pm Eastern Time on Sunday, April 25, 2004 for all other shares.

                       If you prefer to vote by telephone,
                      please call toll-free 1-866-894-0538.

                Click here to continue to the secure voting site.

       If your browser does not support SSL encryption, CLICK HERE [link].
--------------------------------------------------------------------------------

[Page 2]
--------------------------------------------------------------------------------
[Logo of American Express /R/]
--------------------------------------------------------------------------------
Enter your 11-digit control number located in the lower right hand corner of the Proxy Card: xxxxxxxxxxx

                               Click Here To Begin [link]
                            Do not enter any spaces.
--------------------------------------------------------------------------------

[If the shareholder enters an invalid number: "There was an error in your control number entry. Please use the back button and RETRY."]

[Page 3]
--------------------------------------------------------------------------------
[Logo of American Express /R/]
--------------------------------------------------------------------------------
    Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, dated and returned your Proxy Card.

                            AMERICAN EXPRESS COMPANY
               Proxy Solicited on Behalf of the Board of Directors
                      for Annual Meeting on April 26, 2004

The undersigned hereby appoints Gary L. Crittenden, Stephen P. Norman and Louise
M. Parent, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the AXP Financial Center, Market Garden, 2nd Floor, 707 2nd Avenue South,
Minneapolis, Minnesota 55474, on April 26, 2004 at 10:00 A.M., Central Time, and at any adjournment(s) of the Meeting, as indicated on the proxy card with respect to the proposals set forth in the Proxy Statement, and in their discretion upon any matter that may properly come before the Meeting or any adjournment(s) of the Meeting. The undersigned hereby revokes any proxies submitted previously.

Notice to employees participating in the AMERICAN EXPRESS INCENTIVE SAVINGS PLAN, the EMPLOYEE STOCK OWNERSHIP PLAN OF AMEX CANADA, INC., or the AEFA STOCK PURCHASE PROGRAM:

These shares will be voted as you instruct if your proxy card, telephone, or Internet voting instructions are received on or before April 20, 2004, by Mellon Investor Services LLC, which is acting on behalf of the Trustees of these three Plans.

If Mellon Investor Services LLC does not receive your voting instructions by April 20, 2004, the following conditions will apply: the ISP Trustee will vote your Plan shares in the same proportion as it votes all other shares in the Plan for which it has received timely voting instructions; the Trustee of the ESOP of Amex Canada and the broker holding shares in the AEFA Stock Purchase Program will not vote your shares.

                 Before you vote, if you would like to review
              the Annual Report and Proxy Statement - CLICK HERE [link]. Return by simply closing the newly opened browser window.

                    The Board of Directors recommends a vote
                               FOR Items 1 and 2,
                           and AGAINST Items 3 and 4.

             Click Here To Vote As The Board Of Directors Recommends [link]

               Click Here To Vote Individually On Each Item [link]
--------------------------------------------------------------------------------

[Page 4A]
--------------------------------------------------------------------------------
[Logo of American Express /R/]
--------------------------------------------------------------------------------

                         I Vote As The Board Recommends
--------------------------------------------------------------------------------

                PLEASE RESPOND TO THE QUESTION BELOW. THEN SCROLL
                  TO THE END OF THE PAGE TO REGISTER YOUR VOTE.
--------------------------------------------------------------------------------

Yes [_]           No [_]

I consent to view all future Annual Reports and Proxy Statements online. I understand that the Company may no longer distribute printed materials to me for any future stockholders meeting until my consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ. I also understand that costs normally associated with electronic access, such as Internet access and telephone charges, will be my responsibility.

          You may use the comment section if you have written comments or wish to notify us of a change of address.

                           Comments: (150 characters)

--------------------------------------------------------------------------------

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting, or at any adjournment(s)
                                    thereof.

                     Click Here To Register Your Vote [link]

BACK [link]
----

--------------------------------------------------------------------------------

[Page 4B]
--------------------------------------------------------------------------------
[Logo of American Express /R/]

--------------------------------------------------------------------------------
            To Vote Separately On Each Item - Check The Boxes Below:
--------------------------------------------------------------------------------

               The Board recommends a vote FOR Items 1 and 2.

ITEM 1  Election of Directors

FOR ALL NOMINEES [_]
WITHHOLD FROM ALL NOMINEES [_]
FOR the slate except vote WITHHELD from the following nominees(s) [_]
                             [_] 01 D.F. Akerson
                             [_] 02 C. Barshefsky
                             [_] 03 W.G. Bowen
                             [_] 04 U.M. Burns
                             [_] 05 K.I. Chenault
                             [_] 06 P.R. Dolan
                             [_] 07 V.E. Jordan, Jr.
                             [_] 08 J. Leschly
                             [_] 09 R.A. McGinn
                             [_] 10 E.D. Miller
                             [_] 11 F.P. Popoff
                             [_] 12 R.D. Walter

ITEM 2  Proposal to ratify selection of Ernst & Young LLP as Independent
        Auditors.

For [_]           Against [_]        Abstain [_]

           The Board recommends a vote AGAINST Items 3 and 4.

ITEM 3  Shareholder proposal to establish six-year term limits for directors.

For [_]           Against [_]        Abstain [_]

ITEM 4 Shareholder proposal requesting a separate annual report describing the Company's political contributions.

For [_]           Against [_]        Abstain [_]

                PLEASE RESPOND TO THE QUESTION BELOW. THEN SCROLL
                  TO THE END OF THE PAGE TO REGISTER YOUR VOTE.

Yes [_]           No [_]

I consent to view all future Annual Reports and Proxy Statements online. I understand that the Company may no longer distribute printed materials to me for any future stockholders meeting until my consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ. I also understand that costs normally associated with electronic access, such as Internet access and telephone charges, will be my responsibility.

          You may use the comment section if you have written comments or wish to notify us of a change of address.

                           Comments: (150 characters)

--------------------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting, or at any adjournment(s)
                                    thereof.

                     Click Here To Register Your Vote [link]

BACK [link]
----

--------------------------------------------------------------------------------

[Page 5]
--------------------------------------------------------------------------------
[Logo of American Express /R/]
--------------------------------------------------------------------------------

                       THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                      Your Registration Number: xxxxxxxxxxx

ITEM 1:
         You Voted: [your response here]

         -OR-

         You Voted: For All Except: [name of director(s)]

ITEM 2:
         You Voted: For/Against/Abstain

ITEM 3:
         You Voted: For/Against/Abstain

ITEM 4:
         You Voted: For/Against/Abstain

ELECTRONIC ACCESS: I consent to view all future Annual Reports and Proxy Statements electronically via the Internet at a web page which will be disclosed to me.

 -OR-

ELECTRONIC ACCESS: I do not consent to view all future Annual Reports and Proxy Statements electronically via the Internet.

COMMENTS:

                              THANK YOU FOR VOTING
--------------------------------------------------------------------------------

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE [link]

If the above information is correct, you do NOT need to mail back your proxy card. Please exit your browser program as you normally do.

The following has been communicated to the employees of American Express Company on March 22, 2004:

--------------------------------------------------------------------------------
                 EMAIL TO EMPLOYEES OF AMERICAN EXPRESS COMPANY
--------------------------------------------------------------------------------
From:    vdirect@melloninvestor.com
To:      [employee's email address]
cc:
Subject: American Express Company 2004 Proxy Material

Dear American Express Employee,

The 2004 Annual Meeting of Shareholders of American Express Company will be held at the AXP Financial Center, 707 2/nd/ Avenue South, Minneapolis, Minnesota 55474, on April 26, 2004 at 10:00 A.M., Central Time.

As a shareholder of American Express Company, you are entitled to vote the American Express Company shares held in your name, whether as a participant in the American Express Incentive Savings Plan ("ISP"), the Employee Stock Ownership Plan of Amex Canada, Inc., or the AEFA Stock Purchase Program. You can vote these shares by connecting to the secure electronic voting site at: http://www.eproxy.com/axp.

To enter the electronic voting site you will need a control number.

YOUR CONTROL NUMBER IS: xxxxxxxxxxx

Your shares will be voted as you instruct if your voting instructions are received before Tuesday, April 20, 2004, 4:00 P.M., Eastern Time, by Mellon Investor Services LLC, which is acting on behalf of the Trustees of these three Plans. If Mellon Investor Services LLC does not receive your voting instructions by that time, the following conditions will apply: the ISP Trustee will vote your Plan shares in the same proportion as it votes all other shares in the Plan for which it has received timely voting instructions; the Trustee of the ESOP of Amex Canada and the broker holding shares in the AEFA Stock Purchase Program will not vote your shares.

Before voting, however, please review the Company's 2003 Annual Report to Shareholders and the 2004 Proxy Statement. The voting site provides a link to both documents.

Employees who would like to receive a printed copy of the Annual Report and Proxy Statement can send a request via e-mail to John Nowak in the Secretary's Office. Please be sure to provide your interoffice mail code and office address in your message.

We encourage you to vote promptly. Your vote is important.

Thank you.

Stephen P. Norman
Secretary & Corporate Governance Officer
American Express Company

Each Employee Shareholder receives the following response upon successful completion of his or her vote:

From:    vdirect@melloninvestor.com
To:      [employee's email address]
cc:
Subject: Proxy Vote Confirmation - American Express Company

Thank you for using VoteDirect.

Mellon Investor Services

The following has been communicated to employee shareholders of American Express Company on March 22, 2004:

--------------------------------------------------------------------------------
                          INTERNET VOTING INSTRUCTIONS
                            FOR EMPLOYEE SHAREHOLDERS
--------------------------------------------------------------------------------
[www.eproxy.com/axp]

[Page 1]
[Logo of American Express /R/]

ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]

          WELCOME TO ON-LINE PROXY VOTING FOR AMERICAN EXPRESS COMPANY

Internet voting is available through 4pm Eastern Time on Tuesday, April 20, 2004 for shares held in employee plans and through 4pm Eastern Time on Sunday, April 25, 2004 for all other shares. If you prefer to vote by telephone, call toll-free 1-866-894-0538.

Please click on the proceed button below to continue to the secure voting site.

PROCEED [link]

[Page 2]
[Logo of American Express /R/]

ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]

Please enter the 11-digit control number provided to you.
Do not enter any spaces in the control number field. xxxxxxxxxxx
[If control number is omitted, voter is notified that "We were unable to authenticate you. Please enter the appropriate information and click on the Submit button."]

SUBMIT [link]

[Page 3]
[Logo of American Express /R/]

ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]

FOLLOW THE 3 EASY STEPS:
1. REVIEW THE PROXY MATERIALS BELOW

   ANNUAL REPORT AND PROXY STATEMENT [link]

2. READ THE FOLLOWING STATEMENT AND CHECK THE BOX.

[_] I acknowledge that I have had the opportunity to review the Annual Report and Proxy Statement.

3. CLICK ON THE PROCEED BUTTON TO CONTINUE.

PROCEED [link]


[If acknowledgement is omitted, voter is notified that "You must check the box confirming that you have had the opportunity to review the proxy materials."]

[Page 4]
[Logo of American Express /R/]

ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]

You are voting the following shares on this proxy card:

REGISTRATION                                 SHARES
[shareholder name                            [shareholder's share information
 and mailing address]                         xxxxxx.xxxx shares]

PROCEED [link]

[Page 5]
[Logo of American Express /R/]

ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]

                                      PROXY



                            AMERICAN EXPRESS COMPANY
               Proxy Solicited on Behalf of the Board of Directors
                      For Annual Meeting on April 26, 2004

The undersigned hereby appoints Gary L. Crittenden, Stephen P. Norman and Louise
M. Parent, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the AXP Financial Center, Market Garden, 2nd Floor, 707 2nd Avenue South, Minneapolis, Minnesota 55474, on April 26, 2004 at 10:00 A.M., Central Time, and at any adjournment(s) of the Meeting, as indicated below with respect to the proposals set forth in the Proxy Statement, and in their discretion upon any matter that may properly come before the Meeting or any adjournment(s) of the Meeting. The undersigned hereby revokes any proxies submitted previously.

NOTICE TO EMPLOYEES PARTICIPATING IN THE AMERICAN EXPRESS INCENTIVE SAVINGS PLAN, THE EMPLOYEE STOCK OWNERSHIP PLAN OF AMEX CANADA, INC., OR THE AEFA STOCK PURCHASE PROGRAM:

These shares will be voted as you instruct if your proxy voting instructions are received on or before April 20, 2004, by Mellon Investor Services LLC, which is acting on behalf of the Trustees of these three Plans.

If Mellon Investor Services LLC does not receive your voting instructions by April 20, 2004, the following conditions will apply: the ISP Trustee will vote your Plan shares in the same proportion as it votes all other shares in the Plan for which it has received timely voting instructions; the Trustee of the ESOP of Amex Canada and the broker holding shares in the AEFA Stock Purchase Program will not vote your shares.

This proxy, when properly executed, will be voted in the manner indicated by the undersigned shareholder. If no voting instructions are indicated, this proxy will be voted FOR Items 1 and 2 and AGAINST Items 3 and 4.

The Board of Directors recommends a vote FOR Items 1 and 2 and AGAINST Items 3 and 4.

YOU MAY SUBMIT YOUR VOTE AS THE BOARD OF DIRECTORS RECOMMENDS BY CLICKING THIS BUTTON.

SUBMIT YOUR VOTE [link]

OR

Item 1 - Election of Directors:
         [_] FOR ALL NOMINEES
         [_] WITHHOLD FROM ALL NOMINEES

FOR the slate, except vote WITHHELD from the following nominee(s):

                             [_] (01) D.F. Akerson
                             [_] (02) C.   Barshefsky
                             [_] (03) W.G. Bowen
                             [_] (04) U.M. Burns
                             [_] (05) K.I. Chenault
                             [_] (06) P.R. Dolan
                             [_] (07) V.E. Jordan, Jr.
                             [_] (08) J.   Leschly
                             [_] (09) R.A. McGinn
                             [_] (10) E.D. Miller
                             [_] (11) F.P. Popoff
                             [_] (12) R.D. Walter

Item 2 - Proposal to ratify selection of Ernst & Young LLP as Independent Auditors.

[_] For
[_] Against
[_] Abstain

Item 3 - Shareholder proposal to establish six-year term limits for directors.

[_] For
[_] Against
[_] Abstain

Item 4 - Shareholder proposal requesting a separate annual report describing the Company's political contributions.

[_] For
[_] Against
[_] Abstain

                                      *****
To submit your vote please click the button below.
(YOUR VOTE WILL NOT BE COUNTED UNTIL THE SUBMIT YOUR VOTE BUTTON IS CLICKED.)

SUBMIT YOUR VOTE [link]

[Page 6]
[Logo of American Express /R/]

Annual Report and Proxy Statement [link to American Express Company
                                   Annual Report and Proxy Statement]

Voter Control Number: xxxxxxxxxxx

YOU HAVE VOTED YOUR PROXY IN THE FOLLOWING MANNER:

ITEM 1 - Election of Directors
         [voter's response]

         -OR-

         For all nominees, (except those listed below)
         [name of director(s)]

ITEM 2 - Proposal to ratify selection of Ernst & Young LLP as Independent Auditors.
         [voter's response]

ITEM 3 - Shareholder proposal to establish six-year term limits for directors. [voter's response]

ITEM 4 - Shareholder proposal requesting a separate annual report describing the Company's political contributions.
         [voter's response]

Please review your vote.

If this IS NOT how you intended to vote, please use the Back button on your browser, change your vote and resubmit.

If this IS how you intended to vote, please click the Proceed button.

PROCEED [link]

[Page 7]
[Logo of American Express /R/]

Annual Report and Proxy Statement [link to American Express Company Annual
                                   Report and Proxy Statement]

Your vote has been successfully recorded and will be tabulated by Mellon Investor Services within 24 hours. It is not necessary for you to mail in your card. Thank you for voting.

If you wish to submit comments to American Express, click the button below.

SUBMIT COMMENTS [link]

[Page 8]
[Logo of American Express /R/]

Annual Report and Proxy Statement [link to American Express Company
                                   Annual Report and Proxy Statement]

Please enter an appropriate subject, identify yourself and enter your comments in the box below. Press the Submit button to send your comments.

Your Name:
E-mail address:
Daytime Phone:
Subject:
Your comments:

SUBMIT COMMENTS [link]

[Page 9]
[Logo of American Express /R/]

ANNUAL REPORT AND PROXY STATEMENT [link to American Express Company
                                   Annual Report and Proxy Statement]

Thank you for your comments!
--------------------------------------------------------------------------------
_____________________________________________________
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